

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Managed Pension Assets Partnership  1990-C, Ltd.'s balance sheet and statement of operations contained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   DEC-31-1996
<CASH>                                         41,471
<SECURITIES>                                   0
<RECEIVABLES>                                  46,590
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               88,061
<PP&E>                                         3,521,496
<DEPRECIATION>                                 (2,887,376)
<TOTAL-ASSETS>                                 722,181
<CURRENT-LIABILITIES>                          10,552
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     711,629
<TOTAL-LIABILITY-AND-EQUITY>                   722,181
<SALES>                                        250,607
<TOTAL-REVENUES>                               250,684
<CGS>                                          0
<TOTAL-COSTS>                                  143,895<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                44,118
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            44,118
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   44,118
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


